Exhibit 99.1

[QMED Letterhead]


NEWS RELEASE

Contact:  Robert Mosby, QMed, Inc. - 732-544-5544 x1107


QMed, Inc. Reports Third Quarter Results
--------------------------------------------------------------------------------

Eatontown, New Jersey, October 14, 2004 - QMed, Inc. (NASDAQ Symbol: QMED) today announced financial results for the third quarter ending August 31, 2004. Revenues for the three months ended August 31, 2004 were $3,273,083 compared to $3,164,912 a year ago. The net loss was $(1,180,896) or $(.08) per share compared to $(676,054) or $(.05) in the year earlier.

Michael W. Cox, president and CEO, said, "During this quarter we made significant gains in the enrollment in our new health plan contracts signed earlier this year, as well as our Medicare Heart Partners projects in California and Arizona. Three of these new plans are in new or expanded geographic regions and we are pleased to say that physician acceptance in new Texas and Minnesota markets have been very favorably received. We are also encouraged by the gain in enrollment traction in our HeartPartners project, while still short of our ultimate goal; we are pleased to see that the milestone goal of 2,000 patients enrolled by November 30th of this year is on track. Further, we completed the preliminary reconciliation process for one of our smaller health plans that has indicated significant reductions in utilization as well as gross savings. However, the unanticipated reduction in plan membership in this contract created a barrier to achieving the contractually defined fixed dollar savings. Accordingly, the Company is increasing its reserve estimate by approximately $750,000 on this contract. Gross profit for the quarter was 27% (net of a reduction of 14% relating to this increase in reserves). Excluding the impact of this reduction, our gross profits were returning to normal levels as announced in our second quarter release.

 "It is important to note that QMed is involved as well in several proposals for the new Medicare CCIP Chronic Care Improvement Program. We are also optimistic that final awards in the Medicare Capitation Disease Management Demonstration will be made in the near future. We continue to devote resources in that belief. Our early, persistent and so far successful strategic efforts in this important and large national enterprise are highly likely to yield major success and consequent shareholder benefits.

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
                                               QMED, INC. AND SUBSIDIARIES
                                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (Unaudited)


                                              For the Three       For the Three        For the Nine         For the Nine
                                               Months Ended       Months Ended         Months Ended         Months Ended
                                             August 31, 2004     August 31, 2003      August 31, 2004     August 31, 2003
                                             ---------------     ---------------      ---------------     ---------------
Revenue
   Disease management services               $    3,205,583      $    3,102,956       $   10,612,374      $    9,952,986
   Medical equipment                                 67,500              61,956              178,410             194,671
                                             --------------      --------------       --------------      --------------
                                                  3,273,083           3,164,912           10,790,784          10,147,657
                                             --------------      --------------       --------------      --------------

Cost of revenue
   Disease management services                    2,341,253           1,714,221            6,954,692           4,859,222
   Medical equipment                                 38,923              27,382              117,627             107,590
                                             --------------      --------------       --------------      --------------
                                                  2,380,176           1,741,603            7,072,319           4,966,812
                                             --------------      --------------       --------------      --------------

Gross profit                                        892,907           1,423,309            3,718,465           5,180,845
                                             --------------      --------------       --------------      --------------

Selling, general and
  administrative expenses                         1,772,054           1,699,918            5,623,117           5,115,835
Research and development expenses                   209,032             235,514              707,322             682,076
Litigation settlements                                    -                   -                    -             230,000
                                             --------------      --------------       --------------      --------------

Loss from operations                             (1,088,179)           (512,123)          (2,611,974)           (847,066)

Interest expense                                     (8,610)             (5,915)             (24,334)            (18,678)

Interest income                                       3,023              13,508               51,906              70,252

Loss in operations of
  joint ventures                                    (83,130)           (168,724)            (287,880)           (168,724)
Other income                                              -                   -                8,703                   -
                                             --------------      --------------       --------------      --------------

Loss before provision
  for income tax                                 (1,176,896)           (673,254)          (2,863,579)           (964,216)

Provision for state
  income taxes                                       (4,000)             (2,800)             (12,000)             (8,300)
                                             --------------      --------------       --------------      --------------

Net loss                                     $   (1,180,896)     $     (676,054)      $   (2,875,579)     $     (972,516)
                                             ==============      ==============       ==============      ==============

Basic and Diluted loss
  per share
   Weighted average shares outstanding           14,763,466          14,598,155           14,718,292          14,557,235
                                             --------------      --------------       --------------      --------------
   Basic loss per share                      $         (.08)     $         (.05)      $        (0.20)     $         (.07)
                                             ==============      ==============       ==============      ==============

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

FINANCIAL POSITION:
                                            QMED, INC. AND SUBSIDIARIES
                                       CONDENSED CONSOLIDATED BALANCE SHEETS


                                                                                  (unaudited)           (audited)
                                                                                August 31, 2004     November 30, 2003
                                                                                ---------------     -----------------
ASSETS
Current assets
Cash and cash equivalents                                                       $    1,640,094        $    1,638,271
Investments                                                                          2,823,461             6,213,825
Accounts receivable, net of allowances of approximately $2,000                       1,319,144             1,315,021
Inventory                                                                              141,088               146,239
Prepaid expenses and other current assets                                              279,908               392,783
                                                                                --------------        --------------
                                                                                     6,203,695             9,706,139

Property and equipment, net                                                          1,257,825             1,133,419
Product software development costs                                                     845,829               441,020
Accounts receivable, non-current                                                             -             1,474,674
Other assets                                                                           137,169               163,059
Investments in joint ventures                                                           50,530                     -
                                                                                --------------        --------------
                                                                                $    8,495,048        $   12,918,311
                                                                                ==============        ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses                                           $      934,291        $      975,724
Leases payable, current portion                                                         87,899                73,463
Accrued salaries and commissions                                                       370,844               565,524
Fees reimbursable to health plans                                                      642,587               182,359
Contract billings in excess of revenues                                              1,556,637             1,717,657
Deferred warranty revenue                                                               23,938                33,235
Income taxes payable                                                                    12,000                 6,810
                                                                                --------------        --------------
                                                                                     3,628,196             3,554,772

Leases payable - long term                                                             210,645                44,429
Contract billings in excess of revenue - long term                                           -             2,270,928
                                                                                --------------        --------------
                                                                                     3,838,841             5,870,129

Commitments and Contingencies
Stockholders' equity
   Common stock $.001 par value; 40,000,000 shares authorized;
     14,789,405 and 14,627,384 shares issued and 14,767,405 and
     14,605,384 outstanding, respectively                                               14,789                14,627
Paid-in capital                                                                     33,861,890            33,380,751
Accumulated deficit                                                                (29,140,151)          (26,264,572)
Accumulated other comprehensive income
   Unrealized loss on securities available for sale                                     (4,696)               (6,999)
                                                                                --------------        --------------

                                                                                     4,731,832             7,123,807

Less treasury stock at cost, 22,000 common shares                                      (75,625)              (75,625)
                                                                                --------------        --------------
Total stockholders' equity                                                           4,656,207             7,048,182
                                                                                --------------        --------------
                                                                                $    8,495,048        $   12,918,311
                                                                                ==============        ==============

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About QMed, Inc.

QMed, Inc., provides DM services to patients and physicians around the country through its health plan customers. The Company has been selected in two Medicare Demonstrations to test the feasibility of reimbursing its care coordinated DM services in the vast Medicare fee-for-service program. In addition, QMed is the largest DM service provider to Medicare managed care plans. More information on QMed, Inc. can be obtained at www.qmedinc.com, by calling (732) 544-5544 or by emailing investor@qmedinc.com.

Except for historical information contained herein, matters discussed in this news release are forward-looking statements that involve risks and uncertainties. They include but are not limited to those relating to the timely implementation of programs, the impact of competitive product introductions, acceptance and pricing, and those risks detailed in the Company's filings with the Securities and Exchange Commission (SEC). Actual results may differ materially from any forward-looking statements due to these risks and uncertainties.

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